                                                                    Exhibit 23.1

                               ARTHUR ANDERSEN LLP

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------

As independent certified public accountants, we hereby consent to the use of our report and to all references to our Firm included in this Form 8-K of Beckman Instruments, Inc.

/s/ Arthur Andersen LLP

Miami, Florida,
  November 10, 1997